                        FIFTH AMENDMENT AND AGREEMENT TO
                                 LOAN AGREEMENT

         This Fifth Amendment and Agreement to Loan Agreement is made as of the ______ day of ____________, 2000, by and between FLEET BANK, N. A., a national banking association ("Fleet"); and BANK LEUMI USA, formerly known as Bank Leumi Trust Company of New York, a New York banking corporation ("Bank Leumi"; Fleet and Bank Leumi are hereinafter referred to together as the "Banks"); and LAZARE KAPLAN INTERNATIONAL INC., a Delaware corporation (the "Borrower").

                                WITNESSETH THAT:

         WHEREAS, Fleet has extended a term loan to Lazare Kaplan Japan, Inc., a corporation ("Lazare Kaplan Japan") organized under the laws of Delaware in the sum of One Billion One Hundred Million Japanese Yen ('Y'1,100,000,000) (the "Lazare Kaplan Japan Loan"); and

         WHEREAS, the Borrower guaranteed the payment and performance of the Lazare Kaplan Japan Loan and secured its guaranty by pledging the sum of Ten Million Ten Thousand Ten and 01/100 Dollars ($10,010,010.01) to Fleet (the "Pledged Collateral"); and

         WHEREAS, the Borrower has agreed to assume the obligations under the Lazare Kaplan Japan Loan and will be jointly and severally liable with Lazare Kaplan Japan for the repayment of the Lazare Kaplan Japan Loan; and

         WHEREAS, in consideration thereof Fleet will release its security interest in the Pledged Collateral and the Borrower will use the proceeds of the Pledged Collateral to repay its obligations to Fleet under the Loan Agreement dated as of May 14, 1996, as amended from time to time (as amended, the "Loan Agreement") between the Banks and the Borrower; and

         WHEREAS, the Banks and the Borrower desire to amend the Loan Agreement, in order to reduce the availability of the revolving loan extended thereunder by the US Dollar equivalent of the outstanding principal balance of the Lazare Kaplan Japan Loan;

         NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. All capitalized terms used herein without definition shall have the definitions assigned by the Loan Agreement.

         2. Effective the date hereof, Article One of the Loan Agreement is amended by adding a new definition for "Lazare Kaplan Japan Loan Indebtedness" to read in its entirety as follows:

                  "Lazare Kaplan Japan Loan Indebtedness means the outstanding principal balance of the Lazare Kaplan Japan Loan from time to time."

         3. Effective the date hereof, the definition of "Commitment" set forth in Article 1 of the Loan Agreement is amended in its entirety as follows:

                  "Commitment: as to each Bank, the amount set forth opposite such Bank's name on the signature page hereof under the caption "Commitment", as such amount is subject to reduction in accordance with the terms hereof, provided, however, in the case of Fleet, the Lazare Kaplan Japan

         Foreign Currency/Interest Rate Risk and the Lazare Kaplan Japan Loan Indebtedness shall be deemed to be included as indebtedness incurred pursuant to Fleet's Commitment."

         4. The Banks and the Borrower hereby acknowledge and agree that the Lazare Kaplan Japan Loan Indebtedness shall be deemed to be indebtedness of the Borrower to the Banks under the Loan Agreement for all purposes of determining the amount of the Loans outstanding under the Loan Agreement and for determining the utilization of the Total Commitment and each Bank's respective Commitment. The Lazare Kaplan Japan Loan Indebtedness shall not be deemed to be indebtedness under the Loan Agreement for purposes of imposing an interest charge thereon.

         5. Notwithstanding the provisions of Paragraph 2.16(iv) of the Loan Agreement, the Banks agree to the repayments of Loans extended by Fleet to the Borrower under the Loan Agreement by an amount equal to the outstanding principal balance of the Pledged Collateral.

         6. Effective the date hereof, the Loan Agreement is amended by adding a new Paragraph 10 entitled "General Provisions" to read in its entirety as follows (in the event of any inconsistency between the Loan Agreement and the provisions of this Paragraph 10, the provisions of this Paragraph 10 shall prevail and govern):

                  "10.     General Provisions.

                  10.1 All payments shall be made by the Borrower at the offices of the Banks herein set forth or such other place as the Banks may from time to time specify in writing in lawful currency of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments.

                  10.2 All payments shall be applied first to the payment of all fees, expenses and other amounts due to the Banks (excluding principal and interest), then to accrued interest and the balance on account of outstanding principal; provided, however, that after the occurrence of an Event of Default, payments will be applied to the obligations of the Borrower to the Banks as the Banks determines in their sole discretion.

                  10.3 The Following Business Day Convention shall be used to adjust any relevant date if that date would otherwise fall on a day that is not a Business Day. For the purposed herein, the term Following Business Day Convention shall mean that an adjustment will be made if any relevant date would otherwise fall on a day that is not a Business Day so that the date will be the first following day that is a Business Day. "Business Day" means, in respect of any date that is specified in this Loan Agreement to be subject to adjustment in accordance with the Following Business Day Convention, a day on which commercial banks settle payments in New York, if the payment obligation is calculated by reference to Prime Rate. All payments hereunder shall be adjusted in accordance with the Following Business Day Convention.

                  10.4 If this Loan Agreement or any payment hereunder becomes due on a day which is not a Business Day (as defined below), the due date of this Loan Agreement or payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment. As used herein, "Business Day" shall mean any day other than a Saturday, Sunday or day which shall be in the State of New York a legal holiday or day on which banking institutions are required or authorized to close.

                  10.5 The Borrower shall pay on demand all expenses of the Banks in connection with the preparation, administration, default, collection, wavier or amendment of loan terms, or in connection with the Banks' exercise, preservation or enforcement of any of their rights, remedies or options hereunder, including, without limitation, fees of outside legal counsel or the allocated costs of in-house legal counsel, accounting, consulting, brokerage or other costs relating to any appraisals or examinations conducted in connection with the loan or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate) and be an obligation secured by any collateral.

                  10.6 The term "Prime Rate" means the variable per annum rate of interest so designated from time to time by Fleet National Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any the Borrower.

                  10.7 Changes in the rate of interest resulting from changes in the Prime Rate shall take place immediately without notice or demand of any kind.

                  10.8 All computations of interest shall be made on the basis of a three hundred sixty (360) day year and the actual number of days elapsed.

                  10.9 Upon default (whether or not the Banks have accelerated payment of this Loan Agreement), or after maturity or after judgment has been rendered on this Notes, the Borrower's right to select pricing options shall cease and the unpaid principal of all Advances shall, at the option of the Banks, bear interest at a rate which is four (4) percentage points per annum greater than that which would otherwise be applicable.

                  10.10 If the entire amount of any required principal and/or interest is not paid in full within ten (10) days after the same is due, the Borrower shall pay to the Banks a late fee equal to five percent (5%) of the required but unpaid payment.

                  10.11 All agreements between the Borrower and the Banks are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Banks for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Loan Agreement shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrower and the Banks in the execution, delivery and acceptance of this Loan Agreement to contract in strict compliance with the laws of the State of New York from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Banks should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Borrower the Banks.

                  10.12 The Borrower and, by affirming its Guaranty, the Guarantors hereby grant to the Banks, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to the Banks, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Banks or any entity under the control of FleetBoston Financial Corporation and its successors and assigns or in transit to any of them. At any time, without demand or notice (any such notice being expressly waived by the Borrower), the Banks may setoff the same or any part thereof and appy the same to any liability or obligation of the Borrower and any Guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE THE BANKS TO EXERCISE THEIR RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING THEIR RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR THE GUARANTORS, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

                  10.13 THE BORROWER AND THE BANKS MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN ) OR ACTIONS OF ANY PART, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE BANKS RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANKS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANKS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANKS TO ACCEPT THIS LOAN AGREEMENT AND EXTEND THE LOAN FACILITY.

                  10.14 The Banks may at any time pledge or assign all or any portion of their rights under the loan documents, including any portion of their respective Note, to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C.
         341. No such pledge or assignment or enforcement thereof shall release the Banks from their obligations under any of the loan documents.

                  10.15 Each of the Banks shall have the unrestricted right at any time or from time to time, and without the Borrower's or any Guarantor's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and the Borrower and the Guarantors agree that they shall execute, or cause to be executed, such documents, including without limitation, amendments to this Loan Agreement and to any other documents, instruments and agreements executed in connection herewith as the Banks shall deem necessary to effect the foregoing. In addition, at the request of the Banks and any such Assignee, the Borrower shall issue one or more new promissory notes, as applicable, to any such Assignee and, if the applicable Bank has retained any of its rights and obligations hereunder following such assignment, to such Bank, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by such Bank prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and such Bank after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Banks in connection with such assignment, and the payment by Assignee of the purchase price agreed to by such Bank, and such Assignee, such Assignee shall be a party to this Loan Agreement and shall have all of the rights and obligations of the Banks hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by a Bank pursuant to the assignment documentation between such Bank and such Assignee, and such Bank shall be released from its obligations hereunder and thereunder to a corresponding extent. The Banks may furnish any information concerning the Borrower in their possession from time to time to prospective Assignees, provided that such Bank shall require any such prospective Assignees to agree in writing to maintain the confidentiality of such information.

                  10.16 Each of the Banks shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Borrower or the Guarantors, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in such Bank's obligation to lend hereunder and/or any or all of the loans held by such Bank hereunder. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower, such Bank shall remain responsible for the performance of its obligations hereunder and the Borrower shall continue to deal solely and directly with the Banks in connection with such Bank's rights and obligations hereunder. The Banks may furnish any information concerning the Borrower in their possession from time to time to prospective Participants, provided that the Banks shall require any such prospective Participant to agree in writing to maintain the confidentiality of such information.

                  10.17 This Loan Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York (the "Governing State") (excluding the laws applicable to conflicts or choice of law).

                  10.18 THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SET FORTH IN THIS LOAN AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM.

                  10.19 This Loan Agreement is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Loan Agreement. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by this Loan Agreement, and no party is relying on any promise, agreement or understanding not set forth in this Loan Agreement. This Loan Agreement may not be amended or modified except by a written instrument describing such amendment or modification executed by the Borrower and the Banks.

                  10.20 No portion of the proceeds of the loan shall be used, in whole or in part, for the purpose of purchasing or carrying any "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

                  10.21 Upon receipt of an affidavit of an officer of a Bank as to the loss, theft, destruction or mutilation of a Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or other security document in the same principal amount thereof and otherwise of like tenor.

         7. All references to the "Loan Agreement" in the Loan Agreement, the Notes and in all documents executed or delivered in connection with the Loan Agreement shall from and after the effective date hereof refer to the Loan Agreement, as amended hereby.

         8. Except as amended hereby, the Loan Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

         9. The Borrower y covenants and agrees to pay all out-of-pocket expenses, costs and charges incurred by the Banks (including reasonable fees and disbursements of counsel) in connection with the preparation and execution of this Fifth Amendment and Agreement to Loan Agreement.

         IN WITNESS WHEREOF, the undersigned parties have caused this Fifth Amendment and Agreement to Loan Agreement to be executed by their duly authorized officers as of the date first above written.

WITNESS:                                   LAZARE KAPLAN INTERNATIONAL INC.


___________________________                By:___________________________
                                              Title:

Commitment (including the indebtedness              FLEET BANK, N.A.
under the Lazare Kaplan Japan
Foreign Currency/Interest Rate Risk and
the Lazare Kaplan Japan Loan Indebtedness)
$24,000,000                                         By:________________________
                                                       Title:

                                                    By:________________________
                                                       Title:

Commitment:                                         BANK LEUMI USA
$16,000,000

                                                    By:________________________
                                                       Title:

                                                    By:________________________
                                                       Title:

Acknowledged and Agreed to:
LAZARE KAPLAN EUROPE INC.


By:____________________________
   Title:

LAZARE KAPLAN BELGIUM, N.V.


By:____________________________
   Title:

LAZARE KAPLAN GHANA LTD.


By:____________________________
   Title:

SUPREME GEMS N.V.

By:____________________________
   Title:

LAZARE KAPLAN AFRICA, INC.


By:____________________________
   Title:

LAZARE KAPLAN JAPAN, INC.


By:____________________________
   Title: